                               January 28, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                       Smith Barney Group Spectrum Fund
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010

   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Group Spectrum Fund (the "Fund") dated January 28, 2003, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A Fund's Prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
              Investment Objective and Management Policies...   2
              Investment Restrictions........................   8
              Directors and Executive Officers of the Company  10
              Distributor....................................  14
              Purchase of Shares.............................  19
              Redemption of Shares...........................  23
              Valuation of Shares............................  25
              Exchange Privilege.............................  25
              Performance Data...............................  26
              Dividends, Distributions and Taxes.............  29
              Additional Information.........................  33
              Financial Statements...........................  35
              Other Information..............................  35

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the Fund's investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager and administrator to the Fund.

   The Fund is an open-end, diversified, management investment company whose investment objective is to seek capital appreciation.

   The fund seeks to outperform the S&P 500 Index by investing, to the extent the Fund is invested in equity securities, in the common stocks that comprise the sub-industries of the S&P 500 Index that have been determined by the Smith Barney Group Spectrum Allocation Model (the "Allocation Model") as likely to outperform the entire S&P 500 Index. The Fund intends to invest the remainder of its assets in money market instruments.

   The Allocation Model: The Allocation Model tracks the sub-industries that comprise the S&P 500 Index which now number over 100 and employs technical analysis of each sub-industry in compiling on a weekly basis a "buy," "hold," "avoid" or "sell" recommendation for each such sub-industry. The Allocation Model is a "paper portfolio" that "buys" and "sells" securities within sub-industries based on the recommendations. The Allocation Model "buys" an entire group of stocks; it does not have the ability to discriminate and pick only the technically stronger looking sub-industry components. If a sub-industry is downgraded during a week from "hold" to "avoid," and it appears in the Allocation Model, the group of securities that comprise that sub-industry is sold. If a sub-industry is upgraded to the "buy" list, the Allocation Model attempts to "own" over two times a market weight in that sub-industry. The Allocation Model attempts to "own" over one times market weight in a sub-industry on the "hold" list. Cash may build in the Allocation Model only if there are sufficient downgrades (from "hold" to "avoid," for example); market timing itself plays no roles in the Allocation Model's cash position.

   Selection Process: The manager does not seek to select securities based on their individual potential to outperform the S&P 500 Index. Instead, the manager seeks to replicate the performance of the Allocation Model by basing its investment decisions on the recommendations of the Allocation Model. Once the Allocation Model deems a sub-industry of the S&P 500 Index to be technically stronger, the manager will purchase the securities of each company in the sub-industry. Conversely, when the Allocation Model downgrades a sub-industry from "hold" to "avoid," the manager will sell the securities of each issuer within the sub-industry. To the extent the recommendations of the Allocation Model or other factors do not permit the fund to be fully invested, the fund intends to invest in any type of money market instrument.

   The manager will become aware of the Allocation Model's weekly sub-industry recommendations when such recommendations are made publicly available.

   Technical Analysis: Technical analysis generally consists of a systematic and analytical approach to the analysis of stock prices. Technical analysis is not concerned with the financial position of a company but instead relies exclusively on the use of charts and computer programs with respect to price and volume data in an attempt to identify trends or patterns of supply versus demand which are then utilized to draw conclusions as to present market position and possible future market action.

   Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended ("1940 Act").

Reverse Repurchase Agreements

   The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The Fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government Securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

   By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government

Securities are used as collateral. Although the generation of income is not the primary investment goal of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

   Foreign Securities. The Fund may purchase common stocks of foreign corporations represented in the S&P 500 Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The Fund's investment in common stock of foreign corporations represented in the S&P 500 Index may also be in the form of American Depository Receipts (ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities and are designated for use in the U.S. Securities markets.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by changes in governmental administration or economic policy (in the United States and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Money Market Instruments. The Fund may invest up to 20% of its assets in corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Futures and Options. The Fund may enter into futures contracts, options, and options on futures contracts, subject to the limitation that the value of these futures contracts and options will not exceed 20% of the Fund's total assets. Also, the Fund will not purchase options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions. These futures contracts and options will be used for the following reasons: to simulate full investment in the S&P 500 Index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when a futures contract is priced more attractively than stocks comprising the S&P 500 Index. The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange and board of trade. The Fund will not use futures or options for speculative purposes.

   A call option gives a holder the right to purchase a specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Institutions, such as the Fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

   Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase securities when the manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated at the Fund's custodian to the extent required by law.

   There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Fund plans to utilize future contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

   In view of these considerations, the Fund will comply with the following restrictions when purchasing and selling futures contracts. First, the Fund will not participate in futures transactions if the sum of its initial margin deposits on open contracts will exceed 5% of the market value of the Fund's total assets, after taking into account the unrealized profits and losses on those contracts which it has entered. Second, the Fund will not enter into these contracts for speculative purposes. Third, the Fund will limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

   No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin, and an increase in the value of the portion of the Fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   If the Fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the change in interest rates, market conditions or currency values, as the case may be.

   Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

   The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

   Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the manager as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the manager are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

   Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   OTC Options. The Fund may purchase and write OTC or dealer options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

   Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transactions may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

   Swaps. The Fund may enter into swaps relating to indexes and equity interests of domestic and foreign issuers. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. An equity swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a basket of stocks or a single stock. The Fund may enter into these transactions, for example, to replicate the performance of one or more sub-industries recommended by the Allocation Model, preserve a return or spread on a particular investment or portion of its assets or protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions to obtain the price performance of a security without actually purchasing the security in circumstances, for example, where the subject security is illiquid, unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

   If the Fund enters into a swap, it usually would do so on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Consequently, the Fund will not enter into a swap agreement unless the manager deems the counterparty creditworthy. To the extent required by the 1940 Act, the Fund will cover its obligation under the swap or segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over entitlements with respect to each swap on a daily basis.

                         MASTER/FEEDER FUND STRUCTURE

   The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                            INVESTMENT RESTRICTIONS

   The investment restrictions below and the Fund's investment objective have been adopted by the Company as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a majority of the outstanding voting securities of the fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a fund meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

   Under the investment restrictions adopted by the Company with respect to the Fund, the Fund will not

      1. Invest more than 25% of its total assets in securities, the issuers of which conduct their business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      2. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33/1//\\3\\% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

      4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The names of the Directors and Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

                                               Term                                        Number
                                                of                                           of
                                              Office*                                    Portfolios
                                                and                                      in the Fund
                                 Position(s)  Length                                       Complex        Other
                                  Held with   of Time      Principal Occupation(s)        Overseen    Directorships
Name, Address, and Age              Fund      Served         During Past 5 Years         by Director Held by Director
----------------------          ------------- ------- ---------------------------------- ----------- ----------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                    Director       Since  Law Firm of Paul R. Ades PLLC;         16            None
Paul R. Ades, PLLC                             1994   Partner in Law Firm of Murov &
181 West Main Street, Suite C                         Ades
Babylon, NY 11702
Age 61

Herbert Barg                    Director       Since  Retired                                44            None
1460 Drayton Lane                              1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                 Director       Since  Professor, Harvard Business            50            None
Harvard Business School                        1981   School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                Director       Since  President of Avatar International,     16            None
Avatar International, Inc.                     1993   Inc.; Partner, S&S Industries
87 Whittredge Road
Summit, NJ 07901
Age 64

Jerome H. Miller                Director       Since  Retired                                16            None
27 Hemlock Road                                1998
Manhasset, NY 11030
Age 63

Ken Miller                      Director       Since  President of Young Stuff Apparel       16            None
Young Stuff Apparel Group, Inc.                1994   Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60

INTERESTED DIRECTOR:
R. Jay Gerken **                Chairman,      Since  Managing Director of SSB               226           None
SSB                             President and  2002
399 Park Avenue                 Chief
New York, NY10022               Executive
Age 51                          Officer


                                              Term                                       Number
                                               of                                          of
                                             Office*                                   Portfolios
                                               and                                     in the Fund
                               Position(s)   Length                                      Complex        Other
                                Held with    of Time      Principal Occupation(s)       Overseen    Directorships
Name, Address, and Age            Fund       Served         During Past 5 Years        by Director Held by Director
----------------------       --------------- ------- --------------------------------- ----------- ----------------

OFFICERS
Lewis E. Daidone             Senior Vice      Since  Managing Director of SSB; Chief       N/A           N/A
SSB                          President and    1995   Financial Officer of Smith Barney
125 Broad Street, 11th Floor Chief                   Mutual Funds; Director and
New York, NY 10004           Administrative          Senior Vice President of SBFM
Age 44                       Officer                 and Travelers Investment
                                                     Adviser, Inc. ("TIA")

Richard L. Peteka            Chief Financial  Since  Director and Head of Internal         N/A           N/A
SSB                          Officer and      2002   Control for Citigroup Asset
125 Broad Street, 11th Floor Treasurer               Management U.S. Mutual Fund
New York, NY 10004                                   Administration from 1999-2002;
Age 41                                               Vice President, Head of Mutual
                                                     Fund Administration and
                                                     Treasurer at Oppenheimer Capital
                                                     from 1996-1999

Kevin Kopczynski             Vice President   Since  Director of SSB                       N/A           N/A
SSB                          and Investment   2000
300 First Stamford Place     Officer
4th Floor
Stamford, CT 06902
Age 37

Kaprel Ozsolak               Controller       Since  Vice President of SSB                 N/A           N/A
SSB                                           2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 36

Christina T. Sydor           Secretary        Since  Managing Director of SSB;             N/A           N/A
SSB                                           1993   General Counsel and
300 First Stamford Place                             Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

Marianne Motley              Assistant        Since  Director, Mutual Fund                 N/A
Age 43                       Treasurer        2000   Administration SSB (since 1994).

Rosemary D. Emmens           Assistant        Since  Vice President and                    N/A
Age 33                       Secretary        2002   Associate General
                                                     Counsel, Citigroup Asset
                                                     Management (since 1998);
                                                     Counsel, The Dreyfus
                                                     Corporation (from 1995 to 1998).

Harris Goldblat              Assistant        Since  Vice President and Associate          N/A
Age 33                       Secretary        2002   General Counsel, Citigroup Asset
                                                     Management (since 2000);
                                                     Associate, Stroock & Stroock &
                                                     Luvan LLP (from 1997 to 2000).

--------
 * Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Director" of the Company because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in   Companies Overseen
      Name of Director                 the Fund          by Director
      ----------------               ------------- -----------------------
      Paul R. Ades*.................     None            Over $100,000
      Herbert Barg..................     None                     None
      Dwight B. Crane*..............     None            Over $100,000
      R. Jay Gerken.................     None            Over $100,000
      Frank G. Hubbard..............     None         $50,001-$100,000
      Jerome H. Miller..............     None            $1.00-$10,000
      Ken Miller*...................     None          $10,001-$50,000

--------
* As of December 31, 2001.

   As of December 31, 2002, none of the above independent Directors, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Fund or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2001, such expenses totaled $6,096. The Directors of the Company were paid the following compensation for the respective periods:

                                                         Total
                                   Total Pension or  Compensation
                     Aggregate        Retirement       from Fund      Number of
                   Compensation        Benefits      Complex Paid     Funds for
                   from Company    Accrued as part  to Directors in Which Director
                 Fiscal Year Ended     of Fund       Calendar Year  Serves Within
Name of Director     09/30/02          Expenses     Ended 12/31/01   Fund Complex
---------------- ----------------- ---------------- --------------- --------------
Paul R. Ades....      $3,004              $0            $52,500           16
Herbert Barg....       3,024               0             52,300           44
Dwight B. Crane.       3,004               0             52,600           50
R. Jay Gerken...           0               0                  0          226
Frank G. Hubbard       3,004               0             52,400           16
Jerome Miller...       3,004               0             47,675           16
Ken Miller......       3,004               0             52,200           16

   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the calendar year ended December 31, 2001, Directors Emeritus received $25,000 in compensation from the Fund Complex.

   As of January 1, 2003, the Directors and officers of the Company, as a group, owned less than 1.00% of the outstanding common stock of the Company.

   As of January 1, 2003 to the knowledge of the Fund and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund.

Investment Manager--SBFM

   SBFM (successor to SSB Citi Fund Management LLC) serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Fund which was approved by the Board of Directors, including a majority of directors who are not "interested persons" of the Fund or the Manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn, is a wholly owned subsidiary of Citigroup Inc. Subject to the supervision and direction of the Company's Board of Directors, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund. The Manager pays the salary of any officer and employee who is employed by both it and the Fund. The Manager bears all expenses in connection with the performance of its services. The Manager also: (a) assists in supervising all aspects of the Fund's operations except those it performs under its investment advisory agreement; (b) supplies the Fund with office facilities (which may be in SBFM's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the Fund, (ii) applicable Deferred Sales Charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepares reports to shareholders of the Fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

   SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of December 31, 2002 in excess of $97.3 billion.

   As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.65% of the Fund's average daily net assets. For the fiscal year ended September 30, 2002, the Fund incurred $1,630,742 in investment advisory fees.

   Kevin Kopczynski, investment officer of the manager, is responsible for the day-to-day management of the Fund.

CODE OF ETHICS

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the Fund's Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

Counsel and Auditors

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 serves as counsel to the Fund. Stroock & Stroock & Lavan LLP, 180 Madien Lane, New York, New York 10038, serves as counsel to the Fund's Independent Directors.

   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending September 30, 2003.

Custodian and Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts, 02110, serves as the custodian of the Company on behalf of the Fund. Under its agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the transfer agent and shareholder services agent of the Fund.

   PFPC Global Fund Services (the "sub-transfer agent"), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record-keeping and accounting services.

                                  DISTRIBUTOR

   Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's distributor pursuant to a written agreement with the Company dated June 5, 2000 (the "Distribution Agreement") which was approved by the Company's Board of Directors, including a majority of the Independent Directors, on April 13, 2000.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

  Class A Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

            2002......................................... $   18,000
            2001......................................... $1,305,000

--------

  Class L Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $ 24,000
             2001......................................... $374,000

--------

Deferred Sales Charge

  Class A Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $     0
             2001......................................... $16,000

  Class B Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $324,000
             2001......................................... $186,000

  Class L Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $ 12,000
             2001......................................... $302,000

   When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The Company's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Management and Distribution Agreements for continuance.

Distribution Arrangements

   To compensate Salomon Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the periods indicated:

                                           Fiscal Year   Fiscal Year
                                          Ended 9/30/02 Ended 9/30/01
                                          ------------- -------------
           Class A.......................  $   63,642    $   92,753
           Class B.......................  $  460,645    $  577,388
           Class L.......................  $1,793,622    $2,612,218

   Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, will pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plan and may be paid from amounts received by Salomon Smith Barney from the Fund under the Plan.

   For the fiscal year ended September 30, 2002, Salomon Smith Barney incurred distribution expenses totaling $1,268,517, consisting of:

 Financial
 Consultant           Branch                   Advertising                 Printing                   Interest
Compensation         Expenses                    Expense                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------  -------------------------
  $689,518           $543,304                    $60,995                    $2,105                    $(27,405)

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors including all of the Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or, with respect to the Fund, by vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Portfolio Transactions

   The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers (including Salomon Smith Barney) which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including Salomon Smith Barney, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.

   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board of Directors. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

   Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

   In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager receives research, statistical and quotation services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Manager's fee under the management agreement is not reduced by reason of its receiving such brokerage and research services. The Company's Board of Directors, in its discretion, may authorize the Manager to cause the Fund to pay a broker that provides brokerage and research services to the Manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. Salomon Smith Barney will not participate in commissions from brokerage given by the Fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

   In accordance with Section 17(e) of the 1940 Act and Rule 17e-1 thereunder, the Company's Board of Directors has determined that any portfolio transaction for the Fund may be executed through Salomon Smith Barney or an affiliate of Salomon Smith Barney if, in the Manager's judgment, the use of Salomon Smith Barney or an affiliate is likely to result in price and execution at least as favorable as those of other qualified brokers and if, in the transaction, Salomon Smith Barney or the affiliate charges the Fund a commission rate consistent with those charged by Salomon Smith Barney or an affiliate to comparable unaffiliated customers in similar transactions. In addition, under SEC rules, Salomon Smith Barney may directly execute such transactions for the Fund on the floor of any national securities exchange, provided: (a) the Board of Directors has expressly authorized Salomon Smith Barney to effect such transactions; and (b) Salomon Smith Barney annually advises the Fund of the aggregate compensation it earned on such transactions.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other Funds that have similar investment objectives but that are not subject to a similar limitation.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by SBFM, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund has paid the following in brokerage commissions for portfolio transactions:

                                                                               % of Total
                                                                              Dollar Amount
                                                               % of Total    of Transactions
                                                                Brokerage       Involving
                                               Commissions     Commissions     Commissions
                                    Total    Paid to Salomon Paid to Salomon Paid to Salomon
                                  Brokerage   Smith Barney    Smith Barney    Smith Barney
Fiscal Year Ending September 30: Commissions and Affiliates  and Affiliates  and Affiliates
-------------------------------- ----------- --------------- --------------- ---------------
              2001.............. $1,491,774      $1,250           0.08%           0.06%
              2002.............. $  810,033           0              0               0

   The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.

   In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Company and SBFM relating to a fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2002, the Fund directed brokerage transactions totaling $0 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund total $0. The fees under the advisory agreements relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company's board of directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

Portfolio Turnover

   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. The Manager will also monitor the Fund's portfolio to ensure that no more than 25% of the Fund's assets are concentrated in the securities of companies in the same industry and that the Fund complies with its other investment policies. The Manager may cause the Fund to sell or purchase securities to ensure compliance with the Fund's investment policies. For the fiscal years ended September 30, 2001 and 2002, the Fund had a turnover rate of 265% and 375%, respectively.

                              PURCHASE OF SHARES

Sales Charge Alternatives

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                          Sales Charge as Sales Charge as  Broker Dealers'
                                a %        a % of Amount   Commission as %
     Amount of Investment of Transaction     Invested     of Offering Price
     -------------------- --------------- --------------- -----------------
     Less than $25,000...      5.00%           5.26%            4.50%
     $25,000-49,999......      4.25            4.44             3.83
     50,000-99,999.......      3.75            3.90             3.38
     100,000-249,999.....      3.25            3.36             2.93
     250,000-499,999.....      2.75            2.83             2.48
     500,000-$1,000,000..      2.00            2.04             1.80
     $1,000,000 and above         *               *

--------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and Service Agents (as defined on page 13) whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., or 401(K) plans of Citigroup and its affiliates, for which there is no minimum purchase amount).

General

   Investors may purchase shares from a (1) broker dealer, financial intermediary, financial institution (each called a "Service Agent") or (2) a Salomon Smith Barney Financial Consultant. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the sub-transfer agent are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"), provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund; Salomon Smith Barney or a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Salomon Smith Barney Financial Consultant's prior employer, (ii) was sold to the client by the Salomon Smith Barney Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge);
(g) purchases by investors participating in 401(k) plans; (h) purchases by a separate account used to fund certain unregistered variable annuity contracts;
(i) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (j) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (k) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (l) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charges" shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge shares that are redeemed will not be subject to a Deferred Sales Charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                      Deferred
                                                       Sales
                 Year Since Purchase Payment Was Made  Charge
                 ------------------------------------ --------
                         First.......................   5.00%
                         Second......................   4.00
                         Third.......................   3.00
                         Fourth......................   2.00
                         Fifth.......................   1.00
                         Sixth and thereafter........   0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time Deferred Sales Charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other fund. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Price

   The Fund offers its shares to current shareholders of the Fund on a continuous basis. The public offering price for a Class A, Class B and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. The public offering price for a Class L share includes a 1.00% initial sales charge. A Deferred Sales Charge is imposed on certain redemptions of Class B shares, and on Class L shares and Class A shares (purchased in amounts exceeding $1,000,000) redeemed within one year of purchase.

                             REDEMPTION OF SHARES

   The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a Deferred Sales Charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant or their Service Agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

                               PERFORMANCE DATA

Price Return Performance Data

   Investors should not consider the Allocation Model price return information found in the Fund's prospectus as a substitute for, or an indication of, future performance of the Fund or the manager. Past price returns of the Allocation Model are not representative of future price returns of the Allocation Model.

   Price returns are based only on capital appreciation or depreciation of the groups within the sub-industries that comprise the Allocation Model and represent the annual percentage change in the value of the Allocation Model. The Allocation Model is priced each week using S&P group data. The method used to calculate Allocation Model Return is different than the standard SEC method of calculating performance. The results are calculated weekly using the current week's ending value less the prior week's ending value and dividing that by the prior week's ending value. The results do not reflect the execution of actual purchases or sales, and there is no guarantee that a mutual fund following the Allocation Model would be able to execute purchases and sales at the prices used to calculate the price returns.

   The price returns shown do not reflect the reinvestment of dividends, which would result in higher returns. They do not reflect the market impact on the stock prices that may occur between the time the publication is made of additions to and deletions from the Allocation Model and the time a mutual fund following the Allocation Model would be able to execute purchases and sales. They also do not reflect transaction fees, such as commissions, fees and interest charges, or the costs of running a mutual fund, such as management fees, distribution fees and other expenses. Actual transactions and the effect of dividends, fees and costs will result in returns that differ from those of the Allocation Model.

Performance Data--General

   From time to time, the Company may advertise the Fund's total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper and other financial publications.

   From time to time, the Company may quote the Fund's yield or total return in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:
                               P(1 + T)/n /= ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2002 and since inception:

                                           Total Returns
                            -----------------------------------------
                                                               Since
                                                             Inception
                                          5 Year             (10/30/00)
                                          Average 10 Average  Average
                            Class 1 Year  Annual    Annual     Annual
                            ----- ------  ------- ---------- ----------
        Inception: 10/30/00   A   (15.83)   N/A      N/A       (18.33)%
        Inception: 10/30/00   B   (16.47)   N/A      N/A       (18.94)%
        Inception: 10/30/00   L   (16.47)   N/A      N/A       (18.94)%

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2002 and since inception:

                                           Total Returns
                              --------------------------------------
                                                              Since
                                                            Inception
                                            5-Year  10-Year (10/30/00)
                                            Average Average  Average
                              Class 1 Year  Annual  Annual    Annual
                              ----- ------  ------- ------- ----------
          Inception: 10/30/00   A   (20.02)   N/A     N/A     (20.49)%
          Inception: 10/30/00   B   (20.64)   N/A     N/A     (20.64)%
          Inception: 10/30/00   L   (18.11)   N/A     N/A     (19.38)%

   Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   From time to time the Fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n /= ATV\\D\\

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return (after taxes on distributions). n = number of years.
         ATV/D /= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n /= ATV\\DR\\

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return (after taxes on distributions and redemption).
              n = number of years.
        ATV/DR /= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuation in interest rates and the expenses of the Fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains realized, in order to avoid a Federal excise tax liability.

   If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or Deferred Sales Charge. A shareholder may change the option at any time by notifying his Salomon Smith Barney Financial Consultant or Service Agent. A shareholder whose account is held directly at the sub-transfer agent should notify the sub-transfer agent in writing, requesting a change to this reinvest option.

   The per share dividends on Class B and Class L shares of the Fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

   The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

   The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and 90% of its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

   If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

   The Fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

   Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

   Legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

   Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, 30% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes--Taxation of United States Shareholders--Dividends and Distributions") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            ADDITIONAL INFORMATION

   The Company was incorporated on September 29, 1981 under the laws of the state of Maryland under the name Hutton Investment Series Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994, to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Funds Inc., and Smith Barney Investment Funds Inc., respectively.

   The Company offers shares of nine separate series with a par value of $.001 per share. The Fund offers shares currently classified into four Classes--A, B, L and Y. Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company's Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the Fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected series or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected series or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each series or Class in the matter are identical or that the matter does not affect any interest of the series or Class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a "vote of a majority of the outstanding voting securities" of the Fund; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to series or Class.

   Annual and Semi-annual Reports. The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the Fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Transfer Agent.

   Standard & Poor's Disclaimer. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to SBFM is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SBFM or the Fund. S&P has no obligation to take the needs of SBFM or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which Fund shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

   S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                             FINANCIAL STATEMENTS

   The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2002 is incorporated herein by reference in its entirety (filed on December 6, 2002; accession number 0000891804-02-002417).

                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                               January 28, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                      Smith Barney Small Cap Growth Fund
                               125 Broad Street
                           New York, New York 10004
                                1-800-451-2010

   This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney Small Cap Growth Fund (the "Fund") dated January 28, 2003, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A Prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, PFS Investments Inc. ("PFSI") Registered Representative, a broker/dealer, financial intermediary or a financial institution (each called a "Service Agent"), or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                   CONTENTS

   For ease of reference, the same section headings are used in both the Prospectus and this SAI, except where shown below:

           Investment Objective and Management Policies..........  2
           Investment Restrictions............................... 10
           Directors and Executive Officers of the Company....... 13
           Purchase of Shares.................................... 18
           PFSI Accounts......................................... 25
           Redemption of Shares.................................. 26
           Distributors.......................................... 27
           Valuation of Shares................................... 30
           Exchange Privilege.................................... 31
           Performance Data (See in the Prospectus "Performance") 32
           Dividends, Distributions and Taxes.................... 34
           Additional Information................................ 36
           Financial Statements.................................. 36
           Other Information..................................... 36

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The Prospectus discusses the Fund's investment objective and the policies it employs to achieve its objective. This section contains supplemental information concerning the types of securities and other instruments in which the Fund may invest, the investment policies and portfolio strategies the Fund may utilize and certain risks attendant to such investments, policies and strategies. Smith Barney Fund Management LLC ("SBFM" or the "Manager") serves as investment manager and administrator to the Fund.

   The Fund attempts to achieve its investment objective by investing, under normal circumstances, 80% of the value of its net assets, plus any borrowings for investment purposes, either in equity securities of high growth companies that possess a market capitalization within the market capitalization range of companies in the Russell 2000 Growth Index at the time of the Fund's investment, or in other investments with similar economic characteristics. This investment policy will not be applicable when the Fund pursues a temporary defensive strategy as described in the Prospectus. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least 60 days' notice to shareholders prior to any such change.

Foreign Securities and American Depository Receipts

   The Fund has the authority to invest up to 10% of its assets in foreign securities (including European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs")) and American Depository Receipts ("ADRs") or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company which evidence a similar ownership arrangement.

   Generally, ADRs which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the U.S. and Europe and are designed for use throughout the world.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a domestic company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity and negative government actions like currency controls or seizure of private business or property are more likely. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well.

Lending of Portfolio Securities

   Consistent with applicable regulatory requirements and for cash management purposes, the Fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The Fund may not lend its Portfolio securities to the Manager or its affiliates unless it has applied for and received specific authority from the SEC. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or U.S.

government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever the Fund's portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the Manager, the consideration to be earned from such loans would justify the risk. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to: (a) the borrower; and/or (b) a third party, which is unaffiliated with the Fund, the Manager and which is acting as a "finder."

   Repurchase Agreements. The Fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities ("repurchase agreements"). The Fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the Fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Fund's manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities. Repurchase agreements are considered to be loans by the Fund under the Investment Company Act of 1940, as amended ("1940 Act").

Reverse Repurchase Agreements

   The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the 1940 Act, reverse repurchase agreements may be considered borrowing by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

When-Issued Securities and Delayed Delivery Transactions

   In order to secure what the Manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued basis or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   The Fund will maintain in a segregated account cash or liquid securities equal to the amount of the Fund's when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund's assets. That is, to the extent the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund's payment obligations).

Money Market Instruments

   As stated in the Prospectus, the Fund may invest for temporary defensive purposes in corporate and government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include:
U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

   Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

   Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amounts of CDs of each bank held by the
Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are generally required to, among other things, maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, SBFM will carefully evaluate such investments on a case-by-case basis.

   Savings and loan associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Options, Futures and Currency Strategies

   The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

   In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures only (i) for bona fide hedging purposes (as defined in CFTC regulations). To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the investment adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the Manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the Manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund's custodian places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the Manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the security or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

   Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time. See "Dividends, Distributions and Taxes."

Options on Securities

   As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The Fund may write (a) in-the-money call options when SBFM expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when SBFM expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when SBFM expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Although the Fund generally will purchase or write only those options for which SBFM believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of SBFM and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although SBFM will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

Stock Index Options

   As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to SBFM's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts and Options on Futures Contracts

   As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

   The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of SBFM to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 below cannot be changed without approval by the holders of a majority of the outstanding shares of a Fund, defined as the lesser of (a) 67% or more of a Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of a Fund's outstanding shares. The remaining restrictions may be changed by the Fund's Board of Directors at any time. In accordance with these restrictions, the Fund will not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money, except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from:
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral exploration or development programs.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11. Invest for the purpose of exercising control over or management of the issuer.

      12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

   If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Portfolio Turnover

   The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually effected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended September 30, 2000, 2001 and 2002, the Fund had a turnover rate of 105%, 223% and 96%, respectively.

Portfolio Transactions

   Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall review of the Company's Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

   Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of the Manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Manager, and the fees of the Manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the Manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager in carrying out its obligations to the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the Manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by SBFM, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by SBFM are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by SBFM to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

   The Fund has paid the following in brokerage commissions for portfolio transactions:

                                                                                             % of Total Dollar
                                                                                                 Amount of
                                                                      % of Total Brokerage Transactions Involving
                                                 Commissions Paid to  Commissions Paid to   Commissions Paid to
                                 Total Brokerage Salomon Smith Barney Salomon Smith Barney  Salomon Smith Barney
Fiscal Year Ending September 30:   Commissions      and Affiliates       and Affiliates        and Affiliates
-------------------------------- --------------- -------------------- -------------------- ----------------------
              2000..............    $203,128           $11,325                5.58%                 5.44%
              2001..............    $902,828           $36,995                4.10%                 3.99%
              2002..............    $844,295           $21,311                2.52%                 2.33%

   The total brokerage commissions paid by the Fund for each fiscal year will vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.

   In selecting brokers or dealers to execute portfolio transactions on behalf of a fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Company and SBFM relating to a fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2002, the Fund directed brokerage transactions totaling $60,750 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund total $39,279,796. The fees under the advisory agreements relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company's Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The names of the Directors and officers of the Company together, with information as to their principal business occupations during the past five years are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

                                     Term                                        Number
                                      of                                           of
                                    Office*                                    Portfolios
                                      and                                      in the Fund
                        Position(s) Length                                       Complex        Other
                         Held with  of Time      Principal Occupation(s)        Overseen    Directorships
Name, Address, and Age     Fund     Served         During Past 5 Years         by Director Held by Director
----------------------  ----------- ------- ---------------------------------- ----------- ----------------
NON-INTERESTED DIRECTORS:
Paul R. Ades             Director    Since  Law Firm of Paul R. Ades PLLC;         16            None
Paul R. Ades, PLLC                   1994   Partner in Law Firm of Murov &
181 West Main Street                        Ades
Suite C
Babylon, NY 11702
Age 61

Herbert Barg             Director    Since  Retired                                44            None
1460 Drayton Lane                    1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane          Director    Since  Professor, Harvard Business            50            None
Harvard Business School              1981   School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard         Director    Since  President of Avatar International;     16            None
87 Whittredge Road                   1993   Partner, S&S Industries
Summit, NJ 07901
Age 64

Jerome H. Miller         Director    Since  Retired                                16            None
27 Hemlock Road                      1998
Manhassett, NY 11030
Age 63

                                                 Term                                       Number
                                                  of                                          of
                                                Office*                                   Portfolios
                                                  and                                     in the Fund
                                  Position(s)   Length                                      Complex        Other
                                   Held with    of Time      Principal Occupation(s)       Overseen    Directorships
Name, Address, and Age               Fund       Served         During Past 5 Years        by Director Held by Director
----------------------          --------------- ------- --------------------------------- ----------- ----------------

Ken Miller                         Director      Since  President of Young Stuff Apparel      16            None
Young Stuff Apparel Group, Inc.                  1994   Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60

INTERESTED DIRECTOR:
R. Jay Gerken**                 Chairman,        Since  Managing Director of SSB              226           None
SSB                             President and    2002
399 Park Avenue                 Chief
New York, NY 10022              Executive
Age 51                          Officer

OFFICERS
Lewis E. Daidone                Senior Vice      Since  Managing Director of SSB; Chief       N/A           N/A
SSB                             President and    1993   Financial Officer of Smith Barney
125 Broad Street, 11th Floor    Chief                   Mutual Funds; Director and
New York, NY 10004              Administrative          Senior Vice President of SBFM
Age 44                          Officer                 and Travelers Investment
                                                        Adviser, Inc. ("TIA")

Richard L. Peteka               Chief Financial  Since  Director and Head of Internal         N/A           N/A
SSB                             Officer and      2002   Control for Citigroup Asset
125 Broad Street, 11th Floor    Treasurer               Management U.S. Mutual Fund
New York, NY 10004                                      Administration from 1999-2002;
Age 41                                                  Vice President, Head of Mutual
                                                        Fund Administration and
                                                        Treasurer at Oppenheimer Capital
                                                        from 1996-1999

Timothy Woods, CFA              Vice President   Since  Managing Director of SSB and          N/A           N/A
SSB                             and Investment   1999   Investment Officer of SBFM
100 First Stamford Place        Officer
7th Floor
Stamford, CT 06902
Age 40

Kaprel Ozsolak                  Controller       Since  Vice President of SSB                 N/A           N/A
SSB                                              2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 36

Christina T. Sydor              Secretary        Since  Managing Director of SSB;             N/A           N/A
SSB                                              1993   General Counsel and
300 First Stamford Place                                Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

Marianne Motley                 Assistant        Since  Director, Mutual Fund                 N/A
Age 43                          Treasurer         2000  Administration for SSB
                                                        (since 1994)

--------
 * Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Director" of the Company because he is an officer of SBFM and certain of its affiliates.

                                    Term                                      Number
                                     of                                         of
                                   Office*                                  Portfolios
                                     and                                    in the Fund
                       Position(s) Length                                     Complex        Other
                        Held with  of Time     Principal Occupation(s)       Overseen    Directorships
Name, Address, and Age    Fund     Served        During Past 5 Years        by Director Held by Director
---------------------- ----------- ------- -------------------------------- ----------- ----------------

  Rosemary D. Emmens    Assistant   Since  Vice President and Associate         N/A
  Age 33                Secretary    2002  General Counsel, Citigroup Asset
                                           Management (since 1998);
                                           Counsel, The Dreyfus
                                           Corporation (from 1995 to 1998)

  Harris Goldblat       Assistant   Since  Vice President and Associate         N/A
  Age 33                Secretary    2002  General Counsel, Citigroup Asset
                                           Management (since 2000);
                                           Associate, Stroock & Stroock &
                                           Lavan LLP (from 1997 to 2000)

--------
 * Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Director" of the Company because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the fund within the dollar ranges presented in the table below:

                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in  Companies Overseen by
      Name of Director                 the Fund           Director
      ----------------               ------------- -----------------------
      Paul R. Ades*.................     None            Over $100,000
      Herbert Barg..................     None                     None
      Dwight B. Crane*..............     None            Over $100,000
      R. Jay Gerken.................     None            Over $100,000
      Frank G. Hubbard..............     None         $50,001-$100,000
      Jerome H. Miller..............     None            $1.00-$10,000
      Ken Miller*...................     None          $10,001-$50,000

--------
 * As of December 31, 2001.

   As of December 31, 2002, none of the above independent Directors, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2001 such expenses totaled $6,096. The Directors of the Company were paid the following compensation for the respective periods:

                                                             Total
                                       Total Pension or  Compensation
                       Aggregate          Retirement       from Fund      Number of
                     Compensation          Benefits      Complex Paid     Funds for
                     from Company      Accrued as Part  to Directors in Which Director
                 for Fiscal Year Ended     of Fund       Calendar Year  Serves Within
Name of Director       09/30/02            Expenses     Ended 12/31/01   Fund Complex
---------------- --------------------- ---------------- --------------- --------------
Paul R. Ades....        $3,696                $0            $52,500           16
Herbert Barg....         3,716                 0             52,300           44
Dwight B. Crane.         3,896                 0             52,600           50
R. Jay Gerken...             0                 0                  0          226
Frank G. Hubbard         3,696                 0             52,400           16
Jerome Miller...         3,696                 0             47,675           16
Ken Miller......         3,696                 0             52,200           16

   During the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus received $25,000 from the Fund Complex for the calendar year ended December 31, 2001.

   As of January 1, 2003, the Directors and officers of the Company, as a group, owned less than 1.00% of the outstanding common stock of the Company.

   As of January 1, 2003 to the knowledge of the Fund and the Board of Directors, the following shareholders or groups (as the term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund of the following classes:

        Fund          Class Percent               Name                     Address
        ----          ----- -------               ----                     -------
Small Cap Growth Fund   A   82.63%  PFPC Brokerage Services          211 South Gulph Road
                                    FBO Primerica Financial Services King of Prussia, PA
                                                                     19406
Small Cap Growth Fund   B   70.93%  PFPC Brokerage Services          211 South Gulph Road
                                    FBO Primerica Financial Services King of Prussia, PA
                                                                     19406
Small Cap Growth Fund   Y   41.21%  Smith Barney Investment Series   61 Broadway
                                    SB Allocation Growth             New York, NY
                                    Attn: James Casey                10006-2701
                                    State Street Bank

        Fund          Class Percent              Name                Address
        ----          ----- -------              ----                -------
Small Cap Growth Fund   Y   37.84%  Smith Barney Investment Series 61 Broadway
                                    SB Allocation High Growth      New York, NY
                                    Attn: James Casey              10006-2701
                                    State Street Bank
Small Cap Growth Fund   Y   13.21%  Smith Barney Investment Series 61 Broadway
                                    Select Growth                  New York, NY
                                    Attn: James Casey              10006-2701
                                    State Street Bank
Small Cap Growth Fund   Y    7.74%  Smith Barney Investment Series 61 Broadway
                                    Select High Growth             New York, NY
                                    Attn: James Casey              10006-2701
                                    State Street Bank

Investment Manager--SBFM

   SBFM serves as investment manager to the Fund pursuant to an investment management agreement (the "Investment Management Agreement") with the Company which was approved by the Board of Directors, including a majority of Directors who are not "interested persons" of the Company or the Manager. The Manager is a wholly owned subsidiary of Citigroup. The services provided by the Manager under the Investment Management Agreement are described in the Prospectus under "Management". The Manager pays the salary of any officer and employee who is employed by both it and the Company. The Manager bears all expenses in connection with the performance of its services.

   As compensation for investment management services, the Fund pays the Manager a fee computed daily and paid monthly at the annual rate of 0.75% of the Fund's average daily net assets. For the fiscal years ended September 30, 2000, 2001 and 2002, the Fund incurred $1,340,606, $3,502,584, and $2,655,890, respectively, in investment advisory fees.

   The Investment Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the Manager to those paid by similar Funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Fund.

   The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment manager and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the Codes of Ethics are on file with the Securities and Exchange Commission ("SEC").

Counsel and Auditors

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the fund.

   Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the fund's Independent Directors.

   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending September 30, 2003.

Custodian and Transfer Agent

   State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, ("State Street"), serves as the custodian of the Company on behalf of the Fund. Under its agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Transfer Agent and shareholder services agent of the Fund. PFPC Global Fund Services, located at P.O. Box 9699, Providence, Rhode Island 02940-9699, and Primerica Shareholder Services, located at 3120 Breckenridge Blvd, Duluth, Georgia 30099, serve as the Fund's sub-transfer agents to render certain shareholder record keeping and accounting services functions.

                              PURCHASE OF SHARES

General

   Investors may purchase shares from a Salomon Smith Barney Financial Consultant, PFSI Registered Representative or a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L, Class Y, or Class 1 shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services or Primerica Shareholder Services (each, a "sub-transfer agent") are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of Internal Revenue Code of 1986, as amended (the "Code"), the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by a sub-transfer agent. Share certificates are issued only upon a shareholder's written request to a sub-transfer agent.

   Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a Service Agent purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or a sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or a sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Service Agent.

Sales Charge Alternatives

   The fund offers five classes ("Classes") of shares: Class A, Class B, Class L, Class Y and Class 1. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a contingent Deferred Sales Charge ("Deferred Sales Charge") payable upon certain redemptions. Class L shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a Deferred Sales Charge. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. Class 1 shares are sold to investors with an initial sales charge, but are only available to eligible Class 1 shareholders. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                         Sales Charge   Sales Charge   Dealers' Reallowance
    Amount of             as a % of       as a % of          as % of
    Investment          Offering Price Amount Invested    Offering Price
    ----------          -------------- --------------- --------------------
    Less than $25,000..      5.00%          5.26%              4.50%
    $25,000-49,999.....      4.25           4.44               3.83
    50,000-99,999......      3.75           3.90               3.38
    100,000-249,999....      3.25           3.36               2.93
    250,000-499,999....      2.75           2.83               1.48
    500,000-999,999....      2.00           2.04               1.80
    1,000,000 and over*       -0-            -0-                -0-

--------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants, PFS or Service Agents whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

   Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003, purchases of Class L shares by investors who were holders of Class C shares of other Smith Barney Mutual Funds on June 12, 1998 will not be subject to the 1.00% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares (i) of the International Equity Portfolio, for which the minimum initial investment is $5,000,000 and
(ii) by Smith Barney Allocation Series Inc., or 401(k) plans of Citigroup and its affiliates, for which there is no minimum purchase amount).

   Class 1 Shares. Class 1 shares are offered only through PFS Accounts, and only to eligible Class 1 purchasers, at the next determined net asset value plus a sales charge, as set forth below.

                                                As % of   As % of
                                                Offering Net Amount
             Amount of Investment                Price    Invested
             --------------------               -------- ----------
             Less than $10,000.................   8.50%     9.29%
             $ 10,000 but less than $ 25,000...   7.75%     8.40%
             $ 25,000 but less than $ 50,000...   6.00%     6.38%
             $ 50,000 but less than $ 100,000..   4.50%     4.71%
             $ 100,000 but less than $ 250,000.   3.50%     3.63%
             $ 250,000 but less than $ 400,000.   2.50%     2.56%
             $ 400,000 but less than $ 600,000.   2.00%     2.04%
             $ 600,000 but less than $5,000,000   1.00%     1.01%
             $5,000,000 or more................   0.25%     0.25%

   Class 1 shares may be purchased at net asset value by the Primerica Plan for eligible Class 1 purchasers participating in the Primerica Plan, subject to the provisions of ERISA. Shares so purchased are purchased for investment purposes and may not be resold except by redemption or repurchase by or on behalf of the Primerica Plan. Class 1 shares are also offered at net asset value to accounts opened for shareholders by PFSI Registered Representatives where the amounts invested represent the redemption proceeds from investment companies distributed by an entity other than the Distributor, if such redemption has occurred no more than 60 days prior to the purchase of shares of the Company and the shareholder paid an initial sales charge and was not subject to a Deferred Sales Charge on the redeemed account. Shares are offered at net asset value to such persons because of anticipated economies in sales efforts and sales related expenses. The Company may terminate, or amend the terms of, offering shares of the Company at net asset value to such persons at any time. PFS may pay PFSI Registered Representatives through whom purchases are made at net asset value an amount equal to 0.40% of the amount invested if the purchase represents redemption proceeds from an investment company distributed by an entity other than the Distributor. Contact the Sub-Transfer Agent at (800) 544-5445 for further information and appropriate forms.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge);
(g) purchases by investors participating in 401(k) plans; (h) purchases by a separate account used to fund certain unregistered variable annuity contracts;
(i) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (j) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (k) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (l) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or a sub-transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or a sub-transfer agent for further information.

Deferred Sales Charge Provisions

   "Deferred Sales Charge Shares" are (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

   Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders:

                                              Deferred
                         Year Since Purchase   Sales
                          Payment Was Made     Charge
                          ----------------    --------
                         First...............   5.00%
                         Second..............   4.00
                         Third...............   3.00
                         Fourth..............   2.00
                         Fifth...............   1.00
                         Sixth and thereafter   0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   In determining the applicability of any Deferred Sales Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon Smith Barney.

   To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2;
(e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by a sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

                   SALOMON SMITH BARNEY RETIREMENT PROGRAMS

   You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

      Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

      Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

          If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

          If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   For more information, call your Service Agent or the Transfer Agent.

   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in a Smith Barney Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in a Smith Barney Retirement Program, if its total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

   Any participating plan in a Smith Barney Retirement Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in a Smith Barney Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   Participating plans wishing to acquire shares of the Fund through a Smith Barney Retirement Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

                                 PFSI ACCOUNTS

   Initial purchase of shares of the Fund must be made through a PFSI Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, P.O. Box 9662, Providence, RI 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to Primerica Shareholder Services. In processing applications and investments, Primerica Shareholder Services acts as agent for the investor and for PFSI and also as agent for the distributor, in accordance with the terms of the Prospectus. If the Transfer Agent ceases to act as such, a successor company named by the Fund will act in the same capacity so long as the account remains open.

   Shares purchased will be held in the shareholder's account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase will be charged a fee of up to $30 per returned purchase by Primerica Shareholder Services.

   Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For the Fund's Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each Class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, Directors or Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day.

   Initial purchases of Fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFSI Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

   Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. The minimum telephone subsequent investment is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. A shareholder that has insufficient funds to complete the transfer will be charged a fee of $30 by Primerica Shareholder Services. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular subsequent investment procedure described above.

   An Account Transcript is available at a shareholder's request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder's request.

   Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

                             REDEMPTION OF SHARES

   Detailed information on how to redeem shares of the Fund is included in the Prospectus. The right of redemption of shares of the Fund may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the Fund's shareholders.

Distributions in Kind

   If the Board of Directors of the Company determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "share price" in the Fund's Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

 PFS Investments Accounts

   Shareholders may redeem for cash some or all of their shares of the Fund at any time by sending a written request in proper form directly to a sub-transfer agent, PFS Shareholder Services, at P.O. Box 9662, Providence, RI 02940 -9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

   The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder's redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

   Generally, a properly completed Redemption Form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by Primerica Shareholder Services in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call PFS Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time to obtain the proper forms.

   A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c); the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at
(800) 544-5445 between 8:00 a.m. and 8:00 p.m. eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's regular redemption procedure described above.

   Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). Primerica Shareholder Services will process and mail a shareholder's redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder's account or by one-day air express for a $15 fee that will be deducted from the shareholder's account.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund. Withdrawal Plans should be set up with a Salomon Smith Barney Financial Consultant. Applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month (not applicable to PFSI accounts) to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Salomon Smith Barney Financial Consultant, PFSI Registered Representative or one of the Fund's sub-transfer agents.

                                 DISTRIBUTORS

   Distributors Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013, and PFS Distributors, Inc. ("PFS Distributors"), located at 3120 Breckinridge Blvd., Duluth, Georgia 30099, serve as the Fund's distributors pursuant to separate written agreements (the "Distribution Agreements") which were approved by the Fund's Board of Directors, including a majority of the Independent Directors, casting votes in person at a meeting called for such purpose. These Distribution Agreements replace the Distribution Agreement with CFBDS, Inc. ("CFBDS").

   Salomon Smith Barney and PFS Distributors may be deemed to be underwriters for purposes of the 1933 Act. From time to time, Salomon Smith Barney and PFS Distributors or their affiliates may also pay for certain non-cash sales incentives provided to PFSI Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the re-allowances from the applicable public offering price described below, PFS Distributors may, from time to time, pay or allow additional re-allowances or promotional incentives, in the form of cash or other compensation to PFSI Registered Representatives that sell shares of the Fund.

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A, Class L and Class 1 shares received by Salomon Smith Barney and its affiliates were as follows:

  Class A Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

            2002......................................... $1,435,000
            2001......................................... $  456,000
            2000*........................................ $  725,000

--------
* portion paid to CFBDS

  Class A Shares (paid to PFS and/or PFSI)

            2002......................................... $  685,548
            2001......................................... $  956,004
            2000......................................... $1,568,164

  Class L Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $ 31,000
             2001......................................... $ 57,000
             2000*........................................ $491,000

--------
* portion paid to CFBDS

  Class 1 Shares (paid to Salomon Smith Barney)

   For the fiscal years ended September 30:

             2002......................................... $62,000
             2001......................................... $10,000
             2000......................................... $     0

  Class 1 Shares (paid to PFS and/or PFSI)

   For the fiscal years ended September 30:

             2002......................................... $27,983
             2001......................................... $42,416
             2000......................................... $54,504

Deferred Sales Charge

  Class A Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $     0
             2001......................................... $10,000
             2000......................................... $     0

  Class B Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $349,000
             2001......................................... $173,000
             2000......................................... $112,000

  Class B Shares (paid to PFS and/or PFSI)

   For the fiscal year ended September 30:

             2002......................................... $214,107
             2001......................................... $276,722
             2000......................................... $441,399

  Class L Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $ 3,000
             2001......................................... $11,000
             2000......................................... $21,000

   When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the Salomon Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the Fund in an investment advisory capacity or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory and Administration Agreements for continuance.

Distribution Arrangements

   To compensate Salomon Smith Barney and PFSI for the services each provides and for the expense each bears under their respective Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average daily net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the periods indicated:

                                           Fiscal Year   Fiscal Year
                                          Ended 9/30/02 Ended 9/30/01
                                          ------------- -------------
           Class A.......................  $  315,070    $  389,391
           Class B.......................  $1,209,182    $1,698,206
           Class L.......................  $  273,828    $  409,409

   Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Salomon Smith Barney or PFSI and the payments may exceed distribution expenses actually incurred. The fund's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney and PFSI, amounts received under the Plan and proceeds of the Deferred Sales Charges.

   Each of PFSI and Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, will pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plan and may be paid from amounts received by Salomon Smith Barney from the Fund under the Plan.

   For the fiscal year ended September 30, 2002, Salomon Smith Barney incurred distribution expenses totaling $2,115,964, consisting of:

 Financial
 Consultant           Branch                   Advertising                 Printing                   Interest
Compensation         Expenses                    Expense                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------  -------------------------
 $1,764,895          $216,820                    $42,886                     $590                      $90,773

   From time to time, PFSI or its affiliates may also pay for certain non-cash sales incentives provided to PFS Investments Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFSI may from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation to PFS Investments Representatives that sell shares of the Fund.

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no indirect financial interest in the operation or the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plans, Salomon Smith Barney and PFSI will provide the Company's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                              VALUATION OF SHARES

   The net asset value per share of the Fund's Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day,

Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

                              EXCHANGE PRIVILEGE

   Except as noted below and in the Prospectus, shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shares of the Fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney Mutual Funds.

      B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the Fund exchanged for Class B shares of another Smith Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the Fund exchanged for Class L shares of another Smith Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

   The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial Consultant or a PFSI Registered Representative.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested, at a price as described above, in shares of the Fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                               PERFORMANCE DATA

   From time to time, the Fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L, Class Y and Class 1 shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from Lipper and other financial publications.

   From time to time, the Company may quote the Fund's total return in advertisements or in reports and other communications to shareholders. The Company may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following industry and financial publications--Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.

Average Annual Total Return

   "Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

      Where:  P = a hypothetical initial payment of $1,000.
              T = average annual total return.
              n = number of years.
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the Fund.

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2002 and since inception:

                                           Total Returns
                              ----------------------------------------
                                                5              Since
                                              Year     10    Inception
                                             Average Average  Average
                              Class  1 Year  Annual  Annual   Annual
                              ----- -------- ------- ------- ---------
          Inception: 11/30/99   A   (18.64)%   N/A     N/A   (17.54)%
          Inception: 11/30/99   B   (19.25)%   N/A     N/A   (18.13)%
          Inception: 11/30/99   L   (18.95)%   N/A     N/A   (17.96)%
          Inception: 02/23/00   Y   (17.99)%   N/A     N/A   (32.44)%
          Inception: 09/11/00   1   (18.74)%   N/A     N/A   (36.58)%

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2002 and since inception:

                                           Total Returns
                              ---------------------------------------
                                                               Since
                                             5-Year  10-Year Inception
                                             Average Average  Average
                              Class  1 Year  Annual  Annual   Annual
                              ----- -------- ------- ------- ---------
          Inception: 11/30/99   A   (22.74)%   N/A     N/A   (19.02)%
          Inception: 11/30/99   B   (23.29)%   N/A     N/A   (19.01)%
          Inception: 11/30/99   L   (20.56)%   N/A     N/A   (18.26)%
          Inception: 02/23/00   Y   (17.99)%   N/A     N/A   (32.44)%*
          Inception: 09/11/00   1   (25.62)%   N/A     N/A   (39.27)%

--------
*  Class Y shares do not incur sales charges nor Deferred Sales Charge.

   Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D \\

Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at
                    the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion
                    thereof), after taxes on fund distributions but not after
                    taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return (after taxes on distributions
                     and redemption).
       n         =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at
                     the beginning of the 1-, 5- or 10-year period at the end
                     of the 1-, 5- or 10-year period (or fractional portion
                     thereof), after taxes on fund distributions and
                     redemption.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuation in interest rates and the expenses of the Fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following is a summary of certain Federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

   The Company intends to qualify each year as a regulated investment company under the Code. If the Fund (a) qualifies as a regulated investment company and
(b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short term capital gains, if any, are distributed to its shareholders.

   As described above, the Fund may invest in futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund and, thus, will affect the amount of capital gains distributed to the Fund's shareholders.

   For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special "mark-to-market system." Under the "mark-to-market system", the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and as a result, the mark-to-market will generally affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both Section 1256 and offsetting positions in those contracts, then the Fund may not be able to receive the benefit of certain realized losses for an indeterminate period of time. The Fund expects that its activities with respect to Section 1256 Contracts and offsetting position in those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the fiscal years in which the losses actually occur.

   Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if a Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.

   Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the United States to reduce or eliminate such taxes. Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in the Fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

   Any net long-term capital gains realized by the Fund will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

   Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

   If a shareholder fails to furnish a correct taxpayer identification number, fails fully to report dividend and interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 30% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

   The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                            ADDITIONAL INFORMATION

   The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated on September 29, 1981 under the name Hutton Investment Series, Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson investment Fund Inc., and Smith Barney Investment Funds Inc., respectively. The fund offers shares of common stock currently classified into five Classes, A, B, L, Y and 1, with a par value of $.001 per share. Each Class represents an identical interest in the fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.

                             FINANCIAL STATEMENTS

   The Fund's Annual Report for the fiscal year ended September 30, 2002 is incorporated herein by reference in its entirety (filed on December 6, 2002; accession number 0000891804-02-002417).

                               OTHER INFORMATION

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary market conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                      SMITH BARNEY SMALL CAP GROWTH FUND

                                                           Statement of
                                                           Additional
                                                           Information



                                                           January 28, 2003

SMITH BARNEY
SMALL CAP GROWTH FUND
125 Broad Street
New York, New York 10004

                                                              SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

                               January 28, 2003,

                      STATEMENT OF ADDITIONAL INFORMATION

                       SMITH BARNEY SMALL CAP VALUE FUND
                               125 Broad Street
                              New York, NY 10004
                                (800) 451-2010

   This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of the Smith Barney Small Cap Value Fund dated January 28, 2003, as amended or supplemented from time to time, and should be read in conjunction with the prospectus. The Fund is a series of Smith Barney Investment Funds Inc. (the "Company"). Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, which are incorporated herein by reference. A prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant ("Financial Consultant") or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.

                               TABLE OF CONTENTS

        Investment Objective and Management Policies................  2
        Investment Restrictions..................................... 13
        Directors and Executive Officers of the Company............. 14
        Distributor................................................. 19
        Purchase of Shares.......................................... 21
        Redemption of Shares........................................ 27
        Valuation of Shares......................................... 28
        Exchange Privilege.......................................... 29
        Performance Data............................................ 30
        Dividends, Distributions and Taxes.......................... 32
        Additional Information...................................... 33
        Financial Statements........................................ 34
        Other Information........................................... 34

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

   The prospectus discusses the Fund's investment objective and policies. The following discussion supplements the description of the Fund's investment policies in its prospectus. Smith Barney Fund Management LLC ("SBFM" or the "manager") serves as investment manager and administrator to the Fund.

   The Fund attempts to achieve its investment objective by investing, under normal market conditions, substantially all of its assets in equity securities and at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of smaller capitalized companies. Companies whose capitalization falls outside the small capitalization range after purchase continue to be considered smaller capitalized companies for purposes of the 80% policy. Investments in smaller capitalized companies may offer greater opportunities for growth of capital than larger, more established companies, but may also involve certain risks because smaller capitalized companies often have limited market or financial resources and may be dependent on one or two people for management. In addition, shares of smaller capitalized companies have limited liquidity and more volatility which could result in significant fluctuations in the price of their shares. The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the Company to become effective upon at least sixty days' notice to shareholders prior to any such change.

   The Fund will normally invest in all types of equity securities, including common stocks, preferred stocks, securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, and depository receipts for those securities. It is the policy of the Fund to be as fully invested in equity securities as practicable at all times. Under certain circumstances, the Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. The Fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

   The Fund may invest up to 10% of its assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index.

   The Fund may invest up to 10% of its total assets in foreign securities, including both direct investments and investments made through depository receipts. The Fund may also invest in real estate investment trusts; purchase or sell securities on a when-issued or delayed-delivery basis; enter into forward commitments to purchase securities; lend portfolio securities; purchase and sell put and call options; invest in illiquid securities; and enter into interest rate futures contracts, stock index futures contracts and related options.

   The different types of securities and investment techniques used by the Fund all involve risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest and/or principal payments.

   Convertible Securities. Convertible securities are generally preferred securities or fixed-income securities that are convertible into common stock at either a stated price or stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock. The manager will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

   Foreign Securities. The Fund has the authority to invest up to 10% of its assets in foreign securities. In addition to direct investment in securities of foreign issuers, the Fund may also invest in securities of foreign issuers in the form of sponsored and unsponsored American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depository Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Fund also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of a specified amount of currencies of certain of the member states of the European Community. In addition, the Fund may invest in securities denominated in other currency baskets.

   There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the yield on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, and the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges.

   Real Estate Investment Trusts ("REITs"). The Fund may invest in REITs, which are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and the management skill of the REIT's manager. REITs are also subject to risks generally associated with investments in real estate. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

   Debt Securities. Debt securities in which the Fund may invest include notes, bills, commercial paper, obligations issued or guaranteed by the government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit. Debt securities represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

   All debt securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of the Fund's investments in debt securities will change as the general levels of interest rates fluctuate. During periods of falling interest rates, the value of the Fund's debt securities will generally rise. Conversely, during periods of rising interest rates, the value of the Fund's debt securities will generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest. The Fund has no restrictions with respect to the maturities or duration of the debt securities it holds. The Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term securities.

   Money Market Instruments. As stated in the prospectus, the Fund may invest for defensive purposes in corporate and government bonds and notes and money market instruments. Short-term instruments in which the Fund may invest include obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by Standard & Poor's Ratings Services or Prime-2 by Moody's Investors Service, Inc. or the equivalent from another nationally recognized statistical rating organization or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Company's Board of Directors.

   The following is a more detailed description of such money market instruments.

   Bank Obligations. Certificates of deposits ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

   Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

   Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

   In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

   Savings and loans associations whose CDs may be purchased by the Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund which is administered by the FDIC and is backed by the full faith and credit of the United States government. As a result, such savings and loan associations are subject to regulation and examination.

   U.S. Government Securities. The Fund may invest in U.S. Government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. U.S. Government securities also include Treasury receipts and other stripped U.S. Government securities, where the interest and principal components of stripped U.S. Government securities are traded independently. The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

   Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, the Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline).

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements and for cash management purposes, the Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, will be consistent with applicable regulatory requirements. The Fund may not lend its portfolio securities to Salomon Smith Barney or its affiliates unless it has applied for and received specific authority from the Securities and Exchange Commission ("SEC"). Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities") which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.

   In lending its portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Fund may terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager the consideration to be earned from such loans would justify the risk.

   Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a money market instrument by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The Fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment Company Act of 1940, as amended (the "1940 Act"), reverse repurchase agreements may be considered borrowings by the seller.

   Reverse repurchase agreements create opportunities for increased returns to the shareholders of the Fund but, at the same time, create special risk considerations. Although the principal or stated value of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the Fund will have to pay in respect thereof, the Fund's net income or other gain will be greater than if this type of investment technique had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the Fund will be less than if the reverse repurchase agreement had not been used.

   The Fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

   Options, Futures and Currency Strategies. The Fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the Fund. There can be no assurance that such efforts will succeed.

   In order to assure that the Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that the Fund enter into transactions in futures contracts and options on futures only for bona fide hedging purposes (as defined in CFTC regulations). To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the investment adviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made ("transaction hedging"). Further, when the investment adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of the Fund's securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by the Fund are denominated, it may enter into a forward contract to buy the currency expected to decline for a fixed amount ("position hedging"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the Fund are denominated ("cross hedging"). The Fund's custodian places (i) cash, (ii) U.S. Government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, or other high-quality debt securities denominated in certain currencies in a separate account of the Fund having a value equal to the aggregate account of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

   For hedging purposes, the Fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or which the manager intends to include in its portfolio. The Fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

   The Fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the Fund is obligated as a writer. A call option written by the Fund is "covered" if the Fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account with its custodian.

   Although the portfolio might not employ the use of forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the investment adviser's ability to predict movements in the prices of individual debt securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time and possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").

   Options on Securities. As discussed more generally above, the Fund may engage in the writing of covered call options. The Fund may also purchase put options and enter into closing transactions.

   The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

   Options written by the Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

   The Fund may write (a) in-the-money call options when the manager expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the manager expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

   So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation ("Clearing Corporation") or similar clearing corporation and the securities exchange on which the option is written.

   An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The Fund expects to write options only on national securities exchanges or in the over-the-counter market. The Fund may purchase put options issued by the Clearing Corporation or in the over-the-counter market.

   The Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

   Although the Fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the Clearing Corporation and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

   Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

   In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk because a fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

   Although the manager will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of call options and purchasing of put and call options, there can be no assurance that the Fund will succeed in its option-writing program.

   Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index or the Canadian Market Portfolio Index, or a narrower market index such as the Standard & Poor's 100 Index. Indexes also are based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

   Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

   The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

   Futures Contracts and Options on Futures Contracts. As described generally above, the Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

   The purpose of entering into a futures contract by the Fund is to protect the Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a "long" position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund's not participating in a market advance. The Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a "short" position) as it purchases individual stocks. The Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

   No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund, upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." In addition, when the Fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the Fund's custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the Fund's commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

   There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the ability of the manager to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

   Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

   When-Issued Securities and Delayed Delivery Transactions. In order to secure what the manager considers to be an advantageous price or yield, the Fund may purchase U.S. government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery. The Fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the Fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

   U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S. government securities tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing U.S. government securities on a when-issued or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

   A fund will at times maintain in a segregated account at the Custodian cash or liquid securities equal to the amount of the Fund's when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the account may have a leveraging effect on the Fund's assets. That is, to the extent that the Fund remains substantially fully invested in securities at the time that it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the Fund's payment obligations).

   Portfolio Transactions. Decisions to buy and sell securities for the Fund are made by the manager, subject to the overall review of the Company's Board of Directors. Although investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the type that the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

   Allocation of transactions on behalf of the Fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the Fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the Fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the Fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the Fund.

   The Fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

   Even though investment decisions for the Fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sale will be allocated in a manner believed by the manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for or disposed of by the Fund.

   The Fund has paid the following in brokerage commissions for portfolio transactions:

                                                                               % of Total
                                                                              Dollar Amount
                                                               % of Total    of Transactions
                                                                Brokerage       Involving
                                               Commissions     Commissions     Commissions
                                    Total    Paid to Salomon Paid to Salomon Paid to Salomon
                                  Brokerage   Smith Barney    Smith Barney    Smith Barney
Fiscal Year Ending September 30: Commissions and Affiliates  and Affiliates  and Affiliates
-------------------------------- ----------- --------------- --------------- ---------------
              2000..............  $345,218       $14,460          4.19%           2.11%
              2001..............  $510,656       $18,636          3.65%           3.30%
              2002..............  $784,331       $ 2,270          0.29%           0.57%

   The total brokerage commissions paid by the Fund for each fiscal year vary primarily because of increases or decreases in the Fund's volume of securities transactions on which brokerage commissions are charged.

   In selecting brokers or dealers to execute portfolio transactions on behalf of the Fund, SBFM seeks the best overall terms available. In assessing the best overall terms available for any transaction, SBFM will consider the factors SBFM deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and the execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each advisory agreement between the Company and SBFM relating to the Fund authorizes SBFM, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund, the other funds and/or other accounts over which SBFM or its affiliates exercise investment discretion. For the fiscal year ended September 30, 2002, the Fund directed brokerage transactions totaling $265,961,993 to brokers because of research services provided. The amount of brokerage commissions paid on such transactions for the Fund total $669,521.33. The fees under the advisory agreements relating to the Fund between the Company and SBFM are not reduced by reason of their receiving such brokerage and research services. The Company's Board of Directors periodically will review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund.

   Portfolio Turnover. The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 150%. The rate of turnover will not be a limiting factor, however, when the Fund deems it desirable to sell or purchase securities. This policy should not result in higher brokerage commissions to the Fund, as purchases and sales of portfolio securities are usually affected as principal transactions. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities. For the fiscal years ended September 30, 2000, 2001, and 2002, the Fund's portfolio turnover rate was 48%, 47%, and 49%, respectively.

                            INVESTMENT RESTRICTIONS

   The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 7 cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund, defined as the lesser of (a) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Board of Directors at any time. The Fund may not:

      1. Invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. Borrow money except that (a) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

      5. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

      6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the Fund from:
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund's investment objective and policies); or (d) investing in real estate investment trust securities.

      8. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. Invest in oil, gas or other mineral exploration programs.

      10. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

      11. Invest in companies for the purpose of exercising management or control.

      12. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the total assets of the Fund would then be invested in such securities (for purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general guarantors and originators of underlying assets).

   Certain restrictions listed above permit the Fund without shareholder approval to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in these practices would require Board approval. If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY


   The business and affairs of the Fund are managed under the direction of the Company's Board of Directors. The names of the Directors and Officers of the Company, together with information as to their principal business occupations during the past five years, are set forth below. The executive officers of the Fund are employees of organizations that provide services to the Fund. For purposes of this chart only, "SSB" shall be defined as Salomon Smith Barney Inc.

                                               Term                                          Number
                                            of Office*                                    of Portfolios
                                               and                                         in the Fund
                                Position(s)   Length                                         Complex         Other
                                 Held with   of Time        Principal Occupation(s)         Overseen     Directorships
Name, Address, and Age             Fund       Served        During Past Five Years         by Director  Held by Director
----------------------          ----------- ---------- ---------------------------------- ------------- ----------------
NON-INTERESTED DIRECTORS:
Paul R. Ades                     Director     Since    Law Firm of Paul R. Ades PLLC;          16             None
Paul R. Ades, PLLC                            1994     Partner in Law Firm of Murov &
181 West Main Street, Suite C                          Ades
Babylon, NY 11702
Age 61

Herbert Barg                     Director     Since    Retired                                 44             None
1460 Drayton Lane                             1994
Wynnewood, PA 19096
Age 78

Dwight B. Crane                  Director     Since    Professor, Harvard Business             50             None
Harvard Business School                       1981     School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 64

Frank G. Hubbard                 Director     Since    President of Avatar International,      16             None
Avatar International, Inc.                    1993     Inc.; Partner, S&S Industries
87 Whittredge Road
Summit, NJ 07901
Age 64

Jerome H. Miller                 Director     Since    Retired                                 16             None
27 Hemlock Road                               1998
Manhasset, NY 11030
Age 63

Ken Miller                       Director     Since    President of Young Stuff Apparel        16             None
Young Stuff Apparel Group, Inc.               1994     Group, Inc.
1407 Broadway, 6th Floor
Suite 610
New York, NY 10018
Age 60

                                               Term                                         Number
                                            of Office*                                   of Portfolios
                                               and                                        in the Fund
                              Position(s)     Length                                        Complex         Other
                               Held with     of Time        Principal Occupation(s)        Overseen     Directorships
Name, Address, and Age           Fund         Served        During Past Five Years        by Director  Held by Director
----------------------       -------------- ---------- --------------------------------- ------------- ----------------
INTERESTED DIRECTOR:
R. Jay Gerken**              Chairman,        Since    Managing Director of SSB               226            None
SSB                          President and    2002
399 Park Avenue              Chief
New York, NY 10022           Executive
Age 51                       Officer

OFFICERS:
Lewis E. Daidone             Senior Vice      Since    Managing Director of SSB; Chief        N/A            N/A
SSB                          President and    1993     Financial Officer of Smith Barney
125 Broad Street, 11th Floor Chief                     Mutual Funds; Director and
New York, NY 10004           Administrative            Senior Vice President of SBFM
Age 44                       Officer                   and Travelers Investment
                                                       Adviser, Inc. ("TIA")

Richard L. Peteka            Chief            Since    Director and Head of Internal          N/A            N/A
SSB                          Financial        2002     Control for Citigroup Asset
125 Broad Street, 11th Floor Officer and               Management U.S. Mutual Fund
New York, NY 10004           Treasurer                 Administration from 1999-2002;
Age 41                                                 Vice President, Head of Mutual
                                                       Fund Administration and
                                                       Treasurer at Oppenheimer Capital
                                                       from 1996-1999

John G. Goode                Vice             Since    Managing Director of SSB and           N/A            N/A
SSB                          President and    1999     Investment Officer of SBFM
One Sansome Street           Investment
San Francisco, CA 94104      Officer
Age 57

Peter J. Hable               Vice             Since    Managing Director of SSB and           N/A            N/A
SSB                          President and    1999     Investment Officer of SBFM
One Sansome Street           Investment
San Francisco, CA 94104      Officer
Age 43

Thomas B. Driscoll           Investment       Since    Director of SSB and Investment         N/A            N/A
SSB                          Officer          1999     Officer of SBFM
One Sansome Street
San Francisco, CA 94104
Age 39

Kaprel Ozsolak               Controller       Since    Vice President of SSB                  N/A            N/A
SSB                                           2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 36

Christina T. Sydor           Secretary        Since    Managing Director of SSB;              N/A            N/A
SSB                                           1993     General Counsel and
300 First Stamford Place                               Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 51

Marianne Motley              Assistant        Since    Director, Mutual Fund                  N/A
Age 43                       Treasurer         2000    Administration for SSB (since
                                                       1994).

                                      Term                                        Number
                                   of Office*                                  of Portfolios
                                      and                                       in the Fund
                       Position(s)   Length                                       Complex         Other
                        Held with   of Time       Principal Occupation(s)        Overseen     Directorships
Name, Address, and Age    Fund       Served       During Past Five Years        by Director  Held by Director
---------------------- ----------- ---------- -------------------------------- ------------- ----------------

  Rosemary D. Emmens    Assistant    Since    Vice President and Associate          N/A
  Age 33                Secretary     2002    General Counsel, Citigroup Asset
                                              Management (since 1998);
                                              Counsel, The Dreyfus
                                              Corporation (from 1995 to 1998).

  Harris Goldblat       Assistant    Since    Vice President and Associate          N/A
  Age 33                Secretary     2002    General Counsel, Citigroup Asset
                                              Management (since 2000);
                                              Associate, Stroock & Stroock &
                                              Lavan LLP (from 1997 to 2000).

--------
* Each Director and officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is an "Interested Director" of the Fund because he is an officer of SBFM and certain of its affiliates.

   For the calendar year ended December 31, 2002, the Directors beneficially owned equity securities of the Fund within the dollar ranges presented in the table below:

                                                   Aggregate Dollar Range
                                     Dollar Range  of Equity Securities In
                                       of Equity    Registered Investment
                                     Securities in   Companies Overseen
      Name of Director                 the Fund          by Director
      ----------------               ------------- -----------------------
      Paul R. Ades*.................     None            Over $100,000
      Herbert Barg..................     None                     None
      Dwight B. Crane*..............     None            Over $100,000
      R. Jay Gerken.................     None            Over $100,000
      Frank G. Hubbard..............     None         $50,001-$100,000
      Jerome H. Miller..............     None            $1.00-$10,000
      Ken Miller*...................     None          $10,001-$50,000

--------
* As of December 31, 2001.

   As of December 31, 2002, none of the above Independent Directors, or their immediate family members, owned beneficially or of record any securities of the adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the adviser or principal underwriter of the Fund.

   The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Directors of the Company, namely Messrs. Ades, Barg, Crane, Hubbard, K. Miller and J. Miller.

   In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and results of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the most recent fiscal year, the Audit Committee met twice.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee did not meet during the Fund's most recent fiscal year.

   No officer, director or employee of Salomon Smith Barney or any parent or subsidiary receives any compensation from the Company for serving as an officer or Director of the Company. The Company pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $22,500 per annum plus $2,900 per meeting attended and reimburses travel and out-of-pocket expenses. During the calendar year ended December 31, 2001, such expenses totaled $6,096. For the fiscal year ended September 30, 2002, the Directors of the Company were paid the following compensation:

                      Aggregate   Total Pension
                     Compensation or Retirement  Total Compensation  Number of Funds
                      from Fund     Benefits     from Fund Complex      for Which
                     Fiscal Year   Accrued as   Paid to Directors in Director Serves
                        Ended     Part of Fund  Calendar Year Ended    Within Fund
Name of Person         09/30/02     Expenses          12/31/01           Complex
--------------       ------------ ------------- -------------------- ---------------
Paul R. Ades........    $3,020         $0             $52,500               5
Herbert Barg........     3,040          0              52,300              16
Dwight B. Crane.....     3,020          0              52,600              23
R. Jay Gerken.......         0          0                   0              41
Frank G. Hubbard....     3,120          0              52,400               5
Jerome Miller.......     3,020          0              47,675               5
Ken Miller..........     3,020          0              52,200               5

   During the year in which they reach age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the calendar year ended December 31, 2001, Directors Emeritus received $25,000 in compensation from the Fund Complex.

   As of January 1, 2003, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of the Company.

   As of January 1, 2003 to the knowledge of the Fund and the Board of Directors, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund.

Investment Manager

   SBFM serves as investment manager to the Fund pursuant to a written agreement (the "Advisory Agreement"). The services provided by the manager under the Advisory Agreement are described in the prospectus under "Management." The manager pays the salary of any officer and employee who is employed by both it and the Fund. The manager bears all expenses in connection with the performance of its services. The manager (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individuals, institutional and investment company clients that had aggregate assets under management as of December 31, 2002 in excess of $97.3 billion. The manager is a wholly owned subsidiary of Citigroup.

   As compensation for investment advisory services, the Fund pays the manager a fee computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. For the fiscal years ended September 30, 2000, 2001, and 2002 the Fund incurred $1,019,491, $1,434,406 and $2,136,597, respectively, in investment advisory fees.

   The Investment Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the Fund's Board of Directors or by a majority of the outstanding voting securities of the Fund, and in either event, by a majority of the

Independent Directors of the Fund's Board with such Independent Directors casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Fund's Investment Management Agreement, the Board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the Manager or its affiliates in connection with providing services to the Fund, compared the fees charged by the Manager to those paid by similar Funds or clients for comparable services, and analyzed the expenses incurred by the Manager with respect to the Fund.

   The Board also considered the Fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Fund in comparison to other funds of comparable size, and other factors. Specifically, the Board noted information received at regular meetings throughout the year related to Fund performance and Manager services, and benefits potentially accruing to the Manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the Manager, as well as research services received by the Manager from brokers-dealers who execute transactions on behalf of the Fund. After requesting and reviewing such information as they deemed necessary, the Board concluded that the continuation of the Investment Management Agreement was in the best interests of the Fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process. The Fund or the Manager may terminate the Investment Management Agreement on sixty days' written notice without penalty. The Investment Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

   The Fund bears expenses incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney, or the manager, SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; investor services (including allocated telephone and personnel expenses); and costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, shareholders' reports and corporate meetings.

   The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the Fund, exclusive of 12b-1 fees, taxes brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of the Fund's average net assets for that fiscal year.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment adviser and principal underwriters have adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   Copies of the Codes of Ethics are on file with the SEC.

Counsel and Auditors

   Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, serves as counsel to the Company. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Fund's Independent Directors.

   KPMG LLP, 757 Third Avenue, New York, New York 10017, serves as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending September 30, 2003.

Custodian and Transfer Agent

   State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of Company on behalf of the Fund. Under the custody agreement with the Company on behalf of the Fund, State Street holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, State Street receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb, located at 125 Broad Street, New York, New York 10004, serves as the Transfer Agent and shareholder services agent of the Fund. PFPC Global Fund Services, located at P.O Box 9699 Providence, Rhode Island 02940-9699, serves as the Fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

                                  DISTRIBUTOR

   Distributor. Effective June 5, 2000, Salomon Smith Barney, located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's distributor (the "Distributor") pursuant to a written agreement dated June 5, 2000 (the "Distribution Agreement") which was approved by the Fund's Board of Directors, including a majority of the Independent Directors, on April 13, 2000. This Distribution Agreement replaces the Distribution Agreement with CFBDS, Inc. ("CFBDS").

Initial Sales Charges

   The aggregate dollar amount of commissions on Class A and Class L shares received by Salomon Smith Barney and its affiliates were as follows:

  Class A Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $487,000
             2001......................................... $528,000
             2000*........................................ $162,000

  Class L Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $309,000
             2001......................................... $197,000
             2000*........................................ $ 72,000

Deferred Sales Charge

  Class A Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

              2002......................................... $    0
              2001......................................... $1,000

             2000......................................... $10,000

--------
* portion paid to CFBDS

  Class B Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $297,000
             2001......................................... $128,000
             2000......................................... $221,000

  Class L Shares (paid to Salomon Smith Barney)

   For the fiscal year ended September 30:

             2002......................................... $31,000
             2001......................................... $ 9,000
             2000......................................... $30,000

   When payment is made by the investor before settlement date, unless otherwise directed by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to settlement date, such as an investment in a money market fund (other than Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Salomon Smith Barney to invest the funds in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the Smith Barney money market fund, and affiliates of Salomon Smith Barney that serve the funds in an investment advisory capacity or administrative capacity will benefit from the fact that they are receiving fees from both such investment companies for managing these assets computed on the basis of their average daily net assets. The Company's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory and Administration Agreements for continuance.

Distribution Arrangements

   To compensate Salomon Smith Barney for the services it provides and for the expenses it bears, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. The Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of the Fund's average net assets attributable to the shares of the respective Class.

   The following service and distribution fees were incurred by the Fund pursuant to a Plan during the periods indicated:

                                           Fiscal Year   Fiscal Year
                                          Ended 9/30/02 Ended 9/30/01
                                          ------------- -------------
           Class A.......................  $  183,303     $125,897
           Class B.......................  $1,159,248     $787,487
           Class L.......................  $  956,336     $621,467

   Salomon Smith Barney will pay for the printing, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, will pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plan and may be paid from amounts received by Salomon Smith Barney from the Fund under the Plan.

   For the fiscal year ended September 30, 2002, Salomon Smith Barney incurred distribution expenses totaling $3,620,300, consisting of:

 Financial
 Consultant           Branch                   Advertising                 Printing                   Interest
Compensation         Expenses                    Expense                    Expense                    Expense
------------ -------------------------  -------------------------  -------------------------  -------------------------
 $2,409,002          $759,358                   $167,297                    $1,847                    $282,796

   Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement (the "Independent Directors"). The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all material amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a class of the Fund at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the class (as defined in the 1940 Act). Pursuant to the Plan, Salomon Smith Barney will provide the Fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

                              PURCHASE OF SHARES

   The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

   Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                       Sales Charge as a                         Dealers'
                               %         Sales Charge as a % Reallowance as %
  Amount of Investment  of Transaction   of Amount Invested  of Offering Price
  -------------------- ----------------- ------------------- -----------------
   Less than $25,000..       5.00%              5.26%              4.50%
   $ 25,000-49,999....       4.25%              4.44%              3.83%
   50,000-99,999......       3.75%              3.90%              3.38%
   100,000-249,999....       3.25%              3.36%              2.93%
   250,000-499,999....       2.75%              2.83%              1.48%
   500,000-999,999....       2.00%              2.04%              1.80%
   1,000,000 and over.          0                  0                  0

--------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and other dealers whose clients make purchases of $1,000,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Purchase of Shares--Deferred Sales Charge Alternatives" and "Purchase of Shares--Waivers of Deferred Sales Charge."

   Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of a fund as defined in the Securities Act of 1933. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a director or other fiduciary of a single trust estate or single fiduciary account.

   Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

   Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2003, purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1.00% initial sales charge.

   Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith Barney Allocation Series Inc., or 401(k) plans of Citigroup and its affiliates, for which there is no minimum purchase amount).

General

   Investors may purchase shares from a Salomon Smith Barney Financial Consultant or a Dealer Representative. In addition, certain investors, including qualified retirement plans purchasing through certain Dealer Representatives, may purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify which Class is being purchased. Salomon Smith Barney and Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services ("sub-transfer agent") are not subject to a maintenance fee.

   Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000 for each account, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by the Fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer Representative purchasing through Salomon Smith Barney, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic

Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares of the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries, or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge);
(g) purchases by investors participating in 401(k) plans; (h) purchases by a separate account used to fund certain unregistered variable annuity contracts;
(i) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (j) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (k) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with Citistreet Retirement Programs; (l) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Right of Accumulation. Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

   Letter of Intent--Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the amount of investment as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Financial Consultant or the sub-transfer agent to obtain a Letter of Intent application.

   Letter of Intent--Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Concert Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Financial Consultant or the sub-transfer agent for further information.

Deferred Sales Charge Provisions

   Deferred Sales Charge Shares are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

   Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

   Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

           Year Since Purchase Payment Was Made Deferred sales charge
           ------------------------------------ ---------------------
                   First.......................         5.00%
                   Second......................         4.00
                   Third.......................         3.00
                   Fourth......................         2.00
                   Fifth.......................         1.00
                   Sixth and thereafter........         0.00

   Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

   The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other fund. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

   To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

   The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

   Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Volume Discounts

   The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any purchaser, which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Salomon Smith Barney Financial Consultant.

Salomon Smith Barney Retirement Programs

   You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The Fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares. Class A shares may be purchased by plans investing at least $1 million.

   Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

   If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   For more information, call your Salomon Smith Barney Financial Consultant or the Transfer Agent.

   Retirement Programs Opened on or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice/TM/ Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

   Any participating plan in the Smith Barney 401(k) or ExecChoice/TM/ Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoice/TM/ Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   Participating plans wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice/TM/ Program must purchase such shares directly from the Transfer Agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Price

   The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share includes a 1.00% initial sales charge. Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000 is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class L shares, and on Class A shares when purchased in amounts exceeding $1,000,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the sub-transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Distributions in Kind

   If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of Fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a deferred sales charge). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Financial Consultant or their Financial Consultant, the Introducing Broker or dealer in the selling group. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                              VALUATION OF SHARES

   The Prospectus states that the net asset value of the Fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

   Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued on the basis of the bid price at the close of business on each day, or, if market quotations for these securities are not readily available, at fair value, as determined in good faith by the Company's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the fund will be valued at fair value as determined in good faith by the Company's Board of Directors.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

      A. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual Fund Complex may do so without imposition of any charge.

      B. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

      C. Upon exchange, new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

   The exchange privilege enables shareholders to acquire shares of the same Class in the Fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Financial Consultant.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Additional Information Regarding Telephone Redemption and Exchange Program.

   Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

                               PERFORMANCE DATA

   From time to time, the Fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B and Class L shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this SAI, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper and other financial publications.

   From time to time, the fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return

   Average annual total return figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n /= ERV

    Where:    P = a hypothetical initial payment of $1,000
              T = average annual total return
              n = number of years
            ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The Fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2002 and since inception:

                                           Total Returns
                     ----------------------------------------------------------
                                      5 Year        10 Year     Since Inception
                     Class 1 Year Average Annual Average Annual Average Annual
                     ----- ------ -------------- -------------- ---------------
 Inception: 02/26/99   A   4.88%       N/A            N/A           10.54%
 Inception: 02/26/99   B   4.03%       N/A            N/A            9.70%
 Inception: 02/26/99   L   4.04%       N/A            N/A            9.70%

   The total returns below show what an investment in the Fund would have earned over a specified period of time (one, five or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the Fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the Fund through the one, five and ten year periods ended September 30, 2002 and since inception:

                                           Total Returns
                    -----------------------------------------------------------
                                      5 Year        10 Year     Since Inception
                    Class 1 Year  Average Annual Average Annual Average Annual
                    ----- ------- -------------- -------------- ---------------
Inception: 02/26/99   A   (0.39)%      N/A            N/A            8.98%
Inception: 02/26/99   B   (0.97)%      N/A            N/A            9.26%
Inception: 02/26/99   L     2.03%      N/A            N/A            9.38%

   Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n /= ATV\\D \\

Where: P        =   a hypothetical initial payment of $1,000.
       T        =   average annual total return (after taxes on distributions).
       n        =   number of years
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the
                    1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n /= ATV\\DR\\

Where: P         =   a hypothetical initial payment of $1,000.
       T         =   average annual total return (after taxes on distributions and redemption).
       n         =   number of years
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the
                     1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

   It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class's net investment income changes in response to fluctuation in interest rates and the expenses of the Fund.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The following is a summary of certain federal income tax considerations that may affect the Fund and its shareholders. The summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisers as to the tax consequences of an investment in the Fund.

   The Fund intends to qualify each year as a regulated investment company under the Code. If the Fund (a) qualifies as a regulated investment company and
(b) distributes to its shareholders at least 90% of its net investment income (including, for this purpose, its net realized short-term capital gains), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long- and short-term capital gains, if any, are distributed to its shareholders.

   As described above, the Fund may invest in futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. As a general rule, these investment activities will increase or decrease the amount of long-term and short-term capital gains or losses realized by the Fund and, thus, will affect the amount of capital gains distributed to the Fund's shareholder.

   For federal income tax purposes, gain or loss on the futures and options described above (collectively referred to as "Section 1256 Contracts") would, as a general rule, be taxed pursuant to a special mark-to-market system. Under the mark-to-market system, the Fund may be treated as realizing a greater or lesser amount of gains or losses than actually realized. As a general rule, gain or loss on Section 1256 Contracts is treated as 60% long-term capital gain or loss and 40% short-term capital losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both
Section 1256 Contracts and offsetting positions in those contracts, then the Fund may not be able to receive the benefit of certain realized losses for an indeterminate period of time. The Fund expects that its activities with respect to Section 1256 Contracts and offsetting positions in those Contracts (1) will not cause it or its shareholders to be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received and (2) will permit it to use substantially all of its losses for the fiscal years in which the losses actually occur.

   Gains or losses on the sales of stock or securities by the Fund generally will be long-term capital gains or losses if the Fund has held the stock or securities for more than one year. Gains or losses on sales of stock or securities held for not more than one year generally will be short-term capital gains or losses.

   Foreign countries may impose withholding and other taxes on dividends and interest paid to the Fund with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the United States to reduce or eliminate such taxes. Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in the Fund. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in the Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

   Any net long-term capital gains realized by the Fund will be distributed annually as described in the prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

   Investors considering buying shares of the Fund on or just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

   If a shareholder fails to furnish a correct taxpayer identification number, fails to report dividend and interest income in full, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, the shareholder may be subject to a 30% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

   The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                            ADDITIONAL INFORMATION

   The Company was organized as a Maryland corporation pursuant to Articles of Incorporation dated September 29, 1981, as amended from time to time. The Company was incorporated on September 29, 1981 under the name Hutton Investment Series, Inc. The Company's corporate name was changed on December 29, 1988, July 30, 1993 and October 28, 1994 to SLH Investment Portfolios Inc., Smith Barney Shearson Investment Fund Inc., and Smith Barney Investment Funds Inc., respectively. The Fund offers shares of common stock currently classified into four Classes, A, B, L and Y, with a par value of $.001 per share. Each Class represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

   The Company does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Company's outstanding shares and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholders vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional share vote for any fractional share held of that Class. Generally, shares of the Company will be voted on a Company-wide basis on all matters except matters affecting only the interests of one fund or one Class of shares.

   The Fund sends its shareholders a semi-annual report and an audited annual report, which include a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Company plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the Fund's Transfer Agent.


                             FINANCIAL STATEMENTS

   The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 2002 is incorporated herein by reference in its entirety (filed on December 6, 2002; accession number 0000891804-02-002417).

                               OTHER INFORMATION

   In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average 21 years in the industry and 15 years with the firm.

   Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

   Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

   Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

   Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

   Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.